FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): May 23, 2003


                                  BONTEX, INC.
             (Exact name of Registrant as specified in its charter)


   Virginia                        0-5200                   54-0571303
(State or other                 (Commission               (IRS Employer
 jurisdiction of                 File Number)            Identification No.)
 incorporation)

                                ONE BONTEX DRIVE,
                        BUENA VISTA, VIRGINIA           24416-1500
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  540-261-2181



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          (Former name or former address, if changed since last report)

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

                Exhibit No.    Description

                99.1           News Release of Bontex, Inc. issued May 23, 2003

Item 9.  REGULATION FD DISCLOSURE

         On May 23, 2003, Bontex, Inc. issued a news release regarding the approval of a reorganization of its European operations. A copy of the news released is attached hereto as Exhibit 99.1 and is furnished to the Securities and Exchange Commission pursuant to Item 9 of Form 8-K.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BONTEX, INC.



                                            By     /s/ James C. Kostelni
                                                   ---------------------
                                                     James C. Kostelni
                                                     President and Chief
                                                      Executive Officer


Date: June 6, 2003



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                                INDEX TO EXHIBITS


         Exhibit No.       Description

         99.1              News Release of Bontex, Inc. issued May 23, 2003





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